Exhibit 99.1

Investor Contact:	Laura Graves Polycom, Inc. 1.408.586.4271 laura.graves@polycom.com

Press Contact:	Ryan Batty Polycom, Inc. 1.408.586.4467 ryan.batty@polycom.com

Polycom Reports First Quarter 2014 Revenue of $329 Million

Company Targets Improved Operating Performance in 2014

SAN JOSE, Calif. – April 23, 2014 – Polycom, Inc. (Nasdaq: PLCM) today reported first quarter 2014 revenues of $329 million, non-GAAP net income of $26 million and non-GAAP earnings per diluted share of 18 cents. GAAP net loss for the first quarter was $4 million, or 3 cents per share. A reconciliation of GAAP to non-GAAP results is provided in the tables at the end of this press release.

“We are successfully executing on our goal to improve operating performance,” said Peter Leav, Polycom President and Chief Executive Officer. “Future earnings growth at Polycom will be driven by improvements in processes across the organization, operational cost containment, and the pursuit of profitable revenue growth.”

“Operating margins and earnings per share were better than expected as a result of strong execution in the first quarter,” said Laura Durr, Chief Accounting Officer and Interim Chief Financial Officer.

On a comparative basis, consolidated financial results were:

($ in millions, except per share data)	Q1 2014	Q4 2013	Q1 2013	Year- Over- Year Change
Revenues	$328.5	$347.9	$338.8	-3%
Non-GAAP Net Income	$26.1	$25.4	$23.3	12%
Non-GAAP EPS	$0.18	$0.16	$0.13	38%
GAAP Net Income (Loss)	$(4.0)	$(2.0)	$2.6	-254%
GAAP EPS	$(0.03)	$(0.01)	$0.01	-400%

On a geographic basis, consolidated revenues were comprised of:

($ in millions)	Q1 2014	Q4 2013	Q1 2013	Year-Over- Year Change
Americas	$163.1	$170.6	$171.0	-5%
% of revenues	50%	49%	51%
Europe, Middle East & Africa (EMEA)	89.0	89.2	89.1	0%
% of revenues	27%	26%	26%
Asia Pacific	76.4	88.1	78.7	-3%
% of revenues	23%	25%	23%

Totals *	$328.5	$347.9	$338.8	-3%

*	may not foot due to rounding

By product category, inclusive of its service component, consolidated revenues were comprised of:

($ in millions)	Q1 2014	Q4 2013	Q1 2013	Year-Over- Year Change
UC Group Systems	$213.4	$218.1	$232.4	-8%
% of revenues	65%	63%	69%
UC Personal Devices	56.5	62.1	49.3	15%
% of revenues	17%	18%	15%
UC Platform	58.7	67.7	57.1	3%
% of revenues	18%	19%	19%

Totals *	$328.5	$347.9	$338.8	-3%

*	may not foot due to rounding

In Q1 2014, Polycom generated a total of $19 million in operating cash flow. Operating cash flow on a trailing 12 month basis was $138 million. Cash and investments at the end of Q1 2014 totaled $596 million. Net of existing debt, cash and investments at the end of Q1 2014 totaled $349 million.

Earnings Call Details

Polycom will hold a conference call today, April 23, 2014, at 5:00 p.m. ET/2:00 p.m. PT to discuss these first quarter 2014 financial results. You may participate by listening to the webcast at www.polycom.com/investors or, for callers in the U.S. and Canada, you may participate by calling 1.800.926.7713 and for callers outside of the U.S. and Canada, by calling 1.212.231.2930. The pass code for the call is “Polycom.” A replay of the call will also be available at www.polycom.com or, for callers in the U.S. and Canada, at 1.800.633.8284 and, for callers outside of the U.S. and Canada, at 1.402.977.9140. The access number for the replay is 21713337. A replay of the call will be available on www.polycom.com for at least three months.

Forward Looking Statements and Risk Factors

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding improved operating performance, earnings growth, process improvements, operational cost containment and profitable revenue growth. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and for our customers and partners and any resulting loss of business; the impact of increased competition due to consolidation in our industry or competition from companies that are larger or that have greater resources than we do; potential fluctuations in results and future growth rates; risks associated with global economic conditions and external market factors; the market acceptance of our products and changing market demands, including demands for differing technologies or product and services offerings; our ability to successfully implement process improvements and cost containment initiatives; changes to our strategic areas of focus; our ability to successfully integrate our acquisitions into our business; possible delays in the development, availability and shipment of new products due to engineering, manufacturing or other delays; increasing costs and differing uses of capital; changes in key personnel that may cause disruption to the business; the impact of restructuring actions; and the impact of global conflicts that may adversely impact our business. Many of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

Polycom reserves the right to modify future product plans at any time. Products and/or related specifications referenced in this press release are not guaranteed and will be delivered on a when and if available basis.

GAAP to non-GAAP Reconciliation

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses, or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

About Polycom

Polycom helps organizations unleash the power of human collaboration. More than 400,000 companies and institutions worldwide defy distance with secure video, voice and content solutions from Polycom to increase productivity, speed time to market, provide better customer service, expand education and save lives. Polycom and its global partner ecosystem provide flexible collaboration solutions for any environment that deliver the best user experience, the broadest multi-vendor interoperability and unmatched investment protection. Visit www.polycom.com or connect with us on Twitter, Facebook and LinkedIn to learn more.

© 2014 Polycom, Inc. All rights reserved. POLYCOM®, the Polycom logo, and the names and marks associated with Polycom’s products are trademarks and/or service marks of Polycom, Inc. and are registered and/or common law marks in the United States and various other countries. All other trademarks are property of their respective owners.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	March 31, 2014	March 31, 2013
Revenues:
Product revenues	$231,509	$246,129
Service revenues	97,015	92,623

Total revenues	328,524	338,752

Cost of revenues:
Cost of product revenues	97,636	101,878
Cost of service revenues	38,903	37,777

Total cost of revenues	136,539	139,655

Gross profit	191,985	199,097

Operating expenses:
Sales and marketing	93,968	108,715
Research and development	48,147	55,935
General and administrative	23,793	23,694
Amortization of purchased intangibles	2,492	2,502
Restructuring costs	30,343	5,423
Transaction-related costs	156	3,323

Total operating expenses	198,899	199,592

Operating loss	(6,914)	(495)
Interest expense	(1,474)	(407)
Other income (expense)	779	(352)

Interest and other income (expense), net	(695)	(759)
Loss from continuing operations before benefit for income taxes	(7,609)	(1,254)
Benefit from income taxes	(3,618)	(3,371)

Loss from continuing operations	(3,991)	2,117
Gain from sale of discontinued operations, net of taxes	—	459

Net income (loss)	$(3,991)	$2,576

Basic and diluted net income (loss) per share:
Net income (loss) per share from continuing operations	$(0.03)	$0.01
Gain per share from sale of discontinued operations, net of taxes	$—	$—
Net income (loss) per share from discontinued operations, net of taxes	$—	$—

Basic and diluted net income (loss) per share	$(0.03)	$0.01

Number of shares used in computation of net income (loss) per share:
Basic	136,795	176,079

Diluted	136,795	179,140

Note:

Earnings per share amounts for continuing operations, discontinued operations and net income (loss), as presented above, are calculated individually and may not sum due to rounding differences. *

*	As a result of the net loss from continuing operations for all periods presented, all potentially issuable common shares have been excluded from the diluted shares used in the computation of net income (loss) per share from continuing operations as their effect is anti-dilutive.

POLYCOM, INC.

Reconciliation of GAAP to Non-GAAP Net Income (Loss)

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	March 31, 2014	March 31, 2013
GAAP net income (loss)	$(3,991)	$2,576
Gain from sale of discontinued operations, net of taxes	—	(459)
Amortization of purchased intangibles	3,333	3,750
Restructuring costs	30,343	5,423
Transaction-related expenses	156	3,323
Stock-based compensation expense	5,647	17,771
Effect of stock-based compensation on warranty rates	129	157
Costs associated with CEO separation and related SEC investigation	610	—
Income tax effect of non-GAAP exclusions	(10,140)	(9,205)

Non-GAAP net income	$26,087	$23,336

GAAP net income (loss) per share
Basic	$(0.03)	$0.01

Diluted	$(0.03)	$0.01

Non-GAAP net income per share
Basic	$0.19	$0.13

Diluted	$0.18	$0.13

Number of shares used in computation of GAAP net income (loss) per share:
Basic and diluted	136,795	176,079
Number of shares used in computation of non-GAAP net income per share:
Basic	136,795	176,079
Diluted	142,165	179,140

Note: As a result of the GAAP net loss from continuing operations for all periods presented, all potentially issuable common shares have been excluded from the diluted shares used in the computation of net income (loss) per share from continuing operations as their effect is anti-dilutive.

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	March 31, 2014	December 31, 2013
ASSETS
Current assets
Cash and cash equivalents	$380,214	$392,629
Short-term investments	149,890	134,684
Trade receivables, net	184,239	183,369
Inventories	103,280	103,309
Deferred taxes	37,079	37,085
Prepaid expenses and other current assets	58,982	50,352

Total current assets	913,684	901,428
Property and equipment, net	109,146	115,157
Long-term investments	65,835	56,372
Goodwill and purchased intangibles, net	593,340	596,918
Deferred taxes	44,425	51,398
Other assets	27,654	27,757

Total assets	$1,754,084	$1,749,030

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$92,616	$84,640
Accrued payroll and related liabilities	32,051	40,162
Taxes payable	3,797	5,389
Deferred revenue	172,703	172,408
Current portion of long-term debt	6,250	6,250
Other accrued liabilities	76,841	77,744

Total current liabilities	384,258	386,593
Non-current liabilities
Long-term deferred revenue	86,078	87,467
Taxes payable	12,553	12,419
Deferred taxes	150	149
Long-term debt	240,625	242,188
Other non-current liabilities	50,204	43,849

Total liabilities	773,868	772,665
Stockholders’ equity	980,216	976,365

Total liabilities and stockholders’ equity	$1,754,084	$1,749,030

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2014	March 31, 2013
Cash flows from operating activities:
Net income (loss)	$(3,991)	$2,576
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	14,533	16,430
Amortization of purchased intangibles	3,352	3,768
Amortization of software development costs	288	—
Amortization of debt issuance costs	134	—
Amortization of discounts and premiums on investments, net	442	386
Write-down of excess and obsolete inventories	1,781	2,934
Stock-based compensation expense	5,647	17,771
Excess tax benefits from stock-based compensation expense	(1,695)	(155)
Loss on disposal of property and equipment	3,685	1,206
Gain from sale of discontinued operations, net of tax	—	(459)
Changes in assets and liabilities, net of effects of acquisitions:
Trade receivables	(870)	17,179
Inventories	(1,752)	(525)
Deferred taxes	(1,762)	1,994
Prepaid expenses and other assets	(8,623)	(4,530)
Accounts payable	6,750	7,857
Taxes payable	4,936	(1,681)
Other accrued liabilities and deferred revenue	(3,761)	(15,351)

Net cash provided by operating activities	19,094	49,400

Cash flows from investing activities:
Purchases of property and equipment	(10,929)	(12,757)
Capitalized software development costs for products to be sold	(1,073)	—
Purchases of investments	(90,663)	(55,754)
Proceeds from sale of investments	30,114	9,227
Proceeds from maturity of investments	35,430	68,136
Net cash received from sale of discontinued operations	—	556
Net cash paid in purchase acquisitions	—	(8,350)

Net cash provided by (used in) investing activities	(37,121)	1,058

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	13,295	13,206
Payments on debt	(1,562)	—
Purchase and retirement of common stock	(7,816)	(38,041)
Excess tax benefits from stock-based compensation expense	1,695	155

Net cash provided by (used in) financing activities	5,612	(24,680)

Net increase (decrease) in cash and cash equivalents	(12,415)	25,778
Cash and cash equivalents, beginning of period	392,629	477,073

Cash and cash equivalents, end of period	$380,214	$502,851

Certain prior period amounts have also been reclassified to conform to the current period presentation.

POLYCOM, INC.

Selected Summary Data

(In millions except per share amounts and headcount)

(Unaudited)

	March 31, 2014	December 31, 2013	March 31, 2013
Balance Sheet Highlights
Cash and investments	$596	$584	$728
Number of shares outstanding	138	135	175
Cash and investments per share	$4.31	$4.32	$4.17
Debt	$247	$248	$—
Operating cash flow - quarterly	$19	$50	$49
Operating cash flow - trailing 12 months	$138	$168	$204
DSO (Days Sales Outstanding)	51	48	48
Inventory turns - GAAP	5.3	5.8	5.7
Inventory turns - non-GAAP	5.2	5.5	5.6
Deferred revenue	$259	$260	$253
Share repurchases:
Quarter-to-date share purchases - shares	—	35.4	3.4
Quarter-to-date share repurchases - dollars	$—	$400	$34
Year-to-date share purchases - shares	—	45	3.4
Year-to-date share repurchases - dollars	$—	$502	$34
Remaining authorization for share repurchases (1)	$—	$—	$39
Ending headcount	3,578	3,774	3,800

	For the three months ended
	March 31, 2014	December 31, 2013	March 31, 2013
Income Statement Highlights
GAAP:
Revenues	$329	$348	$339
Gross margin	58.4%	56.6%	58.8%
Operating expenses	$199	$197	$200
Operating margin	(2.1%)	(0.1%)	(0.1%)
Diluted EPS	$(0.03)	$(0.01)	$0.01
Non-GAAP:
Revenues	$329	$348	$339
Gross margin	59.2%	58.8%	59.9%
Operating expenses	$161	$171	$173
Operating margin	10.1%	9.8%	8.8%
Diluted EPS	$0.18	$0.16	$0.13

(1)	Polycom is not obligated to purchase any specific number of shares under its Share Repurchase Program and the program may be modified, suspended or discontinued at any time.

POLYCOM, INC.

Reconciliations of GAAP Measures to Non-GAAP Measures

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2014	March 31, 2013
GAAP cost of revenues used in inventory turns	$136,539	$139,655
Stock-based compensation expense	(1,601)	(2,337)
Effect of stock-based compensation expense on warranty rates	(129)	(157)
Amortization of purchased intangibles	(841)	(1,248)

Non-GAAP cost of revenues used in inventory turns	$133,968	$135,913

GAAP gross profit	$191,985	$199,097
Stock-based compensation expense	1,601	2,337
Effect of stock-based compensation expense on warranty rates	129	157
Amortization of purchased intangibles	841	1,248

Non-GAAP gross profit	$194,556	$202,839

Non-GAAP gross margin	59.2%	59.9%
GAAP sales and marketing expense	$93,968	$108,715
Stock-based compensation expense	(391)	(6,636)

Non-GAAP sales and marketing expense	$93,577	$102,079

Non-GAAP sales and marketing expense as percent of revenues	28.5%	30.1%
GAAP research and development expense	$48,147	$55,935
Stock-based compensation expense	(1,042)	(4,721)

Non-GAAP research and development expense	$47,105	$51,214

Non-GAAP research and development expense as percent of revenues	14.3%	15.1%
GAAP general and administrative expense	$23,793	$23,694
Stock-based compensation expense	(2,613)	(4,077)
Costs associated with CEO separation and related SEC investigation	(610)	—

Non-GAAP general and administrative expense	$20,570	$19,617

Non-GAAP general and administrative expense as percent of revenues	6.3%	5.8%
GAAP total operating expenses	$198,899	$199,592
Stock-based compensation expense	(4,046)	(15,434)
Amortization of purchased intangibles	(2,492)	(2,502)
Restructuring costs	(30,343)	(5,423)
Transaction-related expenses	(156)	(3,323)
Costs associated with CEO separation and related SEC investigation	(610)	—

Non-GAAP total operating expenses	$161,252	$172,910

Non-GAAP total operating expenses as percent of revenues	49.1%	51.0%
GAAP operating loss	$(6,914)	$(495)
Stock-based compensation expense	5,647	17,771
Effect of stock-based compensation expense on warranty rates	129	157
Amortization of purchased intangibles	3,333	3,750
Restructuring costs	30,343	5,423
Transaction-related expenses	156	3,323
Costs associated with CEO separation and related SEC investigation	610	—

Non-GAAP operating income	$33,304	$29,929

Non-GAAP operating margin	10.1%	8.8%

POLYCOM, INC.

Summary of Stock-Based Compensation Expense

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2014	March 31, 2013
Cost of product revenues	$640	$861
Cost of service revenues	961	$1,476

Stock-based compensation expense in total cost of revenues	1,601	2,337

Sales and marketing	391	6,636
Research and development	1,042	4,721
General and administrative	2,613	4,077

Stock-based compensation expense in operating expenses	4,046	15,434

Total stock-based compensation expense	$5,647	$17,771